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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              JANUARY 17, 2001



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                     1-10521                  95-2568550
    -----------------         ----------------------        ------------------
    (State or other              (Commission file             (IRS employer
      jurisdiction                    number)               identification no.)
    of incorporation)

City National Center
400 North Roxbury Drive, Beverly Hills, California                90210
-----------------------------------------------------     --------------------
   (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code          (310) 888-6000
                                                          --------------------


                                  Not applicable
                    --------------------------------------------
            (former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS.

         On January 17, 2001, City National Corporation issued a press release reporting its financial results for the quarter and twelve months ended December 31, 2000.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated January 17, 2001 reporting financial results for the quarter and twelve months ended December 31, 2000.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITY NATIONAL CORPORATION




January 18, 2001                       /s/   Frank P. Pekny
                                       --------------------------------------
                                       Frank P. Pekny
                                       Executive Vice President and
                                       Chief Financial Officer/Treasurer
                                       (Authorized Officer and
                                       Principal Financial Officer)